EXHIBIT 10.22

Lease  agreement  form

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
Contract Details
-----------------------
Lessee                   Escam
-----------------------  ------------------------------------------------------------------------------
                                                                Kia Automobiles South
Details of Lease         Name of building                       Suwon Building
-----------------------  -------------------------------------  ---------------------------------------
                                                                Gyonggido Suwonsi
                                                                Paldalgu Ingyedong 1017 1,
                         Address                                3rd floor 303,304
                         -------------------------------------  ---------------------------------------
                         Area                                   Exclusive                   62.09 pyong
                         -------------------------------------  --------------------------  -----------
                                                                Public                      49.36 pyong
                                                                --------------------------  -----------
                         Total                                                111.45 pyong
                         -------------------------------------  ---------------------------------------
Lease period             2005.11.6 - 2006.11.5
-----------------------  ------------------------------------------------------------------------------
Security deposit         W 111,450,000
-----------------------  ------------------------------------------------------------------------------
Monthly rent             W 1,114,500
-----------------------  ------------------------------------------------------------------------------
Monthly maintenance fee  W 1,671,750
-----------------------  ------------------------------------------------------------------------------
Miscellaneous            1. The above prices are tax-exclusive
-----------------------  ------------------------------------------------------------------------------


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Lease  Contract

This Lease Agreement is made and entered into by and between the Lessor Kia Automobiles (hereinafter referred to as "A") and the Lessee Escam (hereinafter referred to as "B") with respect to the leasing of the real estate as described below upon the terms and conditions contained herein.

ARTICLE  1  (TERMS  AND  CONDITIONS)

1.  Details  of  lease

Gyonggido Suwonsi Paldalgu Ingyedong 1017, 1017-1 Kia Automoblies South Building

                                                                    (unit : won)

Floor      2. Lease area  3. Lease security deposit  4. Monthly rent  5. Monthly maintenance fee  Miscellaneous
---------  -------------  -------------------------  ---------------  --------------------------  -------------
           111.45
3rd floor  pyong                        111,450,000        1,114,500                   1,671,750
---------  -------------  -------------------------  ---------------  --------------------------  -------------



6.  Purpose  of  lease:  Office  building

7. Payment of security deposit: Limited to the day of moving in (All of security deposit)

8.  Length  of  contract:  2005.11.6  -  2006.11.5

ARTICLE  2  (RESTRICTION  OF  USAGE  PURPOSE)

"B" may not use the lease property for a purpose different from the one stated in Article 2 Clause 2. In the event the property is used for any other purpose, "B" is responsible for all circumstances that may occur.

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ARTICLE  3  (COMMENCEMENT,  TERMINATION  AND  HALFWAY  TERMINATION  OF CONTRACT)

1.  The  contract  takes  effect  from  the  moment  of  conclusion of contract.

2. The termination of contract occurs on the conclusion of the lease period and on termination or dissolution of the contract as per each articles of this contract.

3. The contract may be terminated within the lease period provided "A" and "B" inform each other in writing 60 days before the termination of contract. The contract will terminate 60 days after the day of reception of document. The contract may not be halfway terminated in the first year after the conclusion of contract.

ARTICLE  4  (EXTENSION  OF  LEASE  CONTRACT)
In the event that each fails to notify the Lessee of a refusal to renew this Agreement or of the intention not to renew it with a written document 2 months before the end of lease contract period, the said lease shall be automatically extended upon the expiration of the contract period for one year.

ARTICLE  5  (LEASE  SECURITY  DEPOSIT)

1. The security deposit as determined in Article 1 Clause 3 will be deposited without interest for the duration of the contract.

2. The security deposit in Clause 1 may be used for the purpose of payment of rent or maintenance fee. Security deposit restitution claim may not be transferred or offered to another as pledge or for other mortgage purposes.

3. In the event "B" does not pay the all of security deposit to "A" before commencement of lease contract period, "A" may request delay interest (11% p/a) or terminate the contract unilaterally. In this event contract fee (security deposit) paid by "B" will be unconditionally vested on "A" and "B" may not claim restitution.

ARTICLE  12  (PROHIBITED  ACTS  OF  "B")

B  is  prohibited  from  committing  the  following  acts.

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1.  Acts  against  the  law

2.  Acts  disagreeable  to  the  general  public

3. Acts of bringing in or storing items that are explosive or dangerous, items that are dangerous or otherwise disagreeable to health, and items that may damage other property

4.  Acts  of  using  oil  or  gas  at  discretion

5. Acts of demolishing, damaging or otherwise altering any structure, apparatus or facility installed by "A"

6.  Acts  of  changing  the  purpose  of  the  contract  without approval of "A"

7.  Any  other  acts  prohibited  by  "A"

ARTICLE  13  (A'S  EXEMPTION  FROM  RESPONSIBILITY)

1. "A" shall bear no civil or criminal responsibility for any injury or damage which is caused to "B" due to any such accident in the relevant premises, as may not be deemed to be attributable to "A," such as a natural disaster.

2. "A" shall bear no responsibility towards "B" in the event of fire, robbery or other accidents as long as "B" can prove "A" is responsible for the said damage.

ARTICLE  14  (VACATION  OF  BUILDING  AND  RESTORATION  TO  ORIGINAL  STATE)

1. Upon termination of the contract, "B" must vacate all property belonging to "B" before the termination, return all property belonging to "A" and vacate all leased property.

2. Any additional structures built by "B" must be removed by "B" at "B"'s expense and restored to its original condition at the conclusion of contract 15 days before the termination of contract.

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3.  If  "B"  is  unable  to vacate all property belonging to "B" or is unable to restore the leased property before vacating "B" shall pay twice the monthly rent (including security deposit interests and monthly maintenance fee) to "A" from the termination of contract until the date of actual vacation or restoration of the lease property. "A" may also remove "B"'s property to an appropriate place at "B"'s expense.

ARTICLE  15  (USE  OF  PARKING  AREA)

"B" may park its vehicles at the attached parking area, but "A" may limit the number of vehicles of "B" depending on the situation of the building.

ARTICLE  16  (INSTALLATION  OF  SIGN,  NAME  PLATE  OR  BILLBOARD)

"B" shall not install any signs, name plates or billboards within or without the leased property without the agreement of "A". In the event of infringement of this Article, "A" may at its discretion remove the said installations at "B"'s expense.

ARTICLE  17  (REFUSAL  OF  PROFIT  VALUE)

"B" cannot claim any profit value, necessity cost, premium or any other expenses incurred to "A" for expenses incurred on the leased property.

ARTICLE  18  (DAMAGE  COMPENSATION)

1. In the event "B", its employer or customer destroyed, damaged or otherwise depreciated the value of the leased property or other facilities inside the building whether purposely or accidentally, "B" shall inform "A" without delay and compensate for the damages.

2. Damages in Clause 1 shall be determined by "A" based on the current market value at the time of compensation.


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ARTICLE  19  (ACCESS  TO  PREMISES)

"A", its employer or any other 3rd person designated by "A" may enter the leased property at any time for the purposes of inspection of the leased property, prevention of fire, prevention of robbery and rescue acts.

ARTICLE  20  (PAYMENT  OF  TAX)

Tax incurred on monthly rent and monthly maintenance fee in Article 1 Clauses 4, 5 shall be paid by "B", and shall be included in the monthly maintenance fee and monthly rent paid to "A".

ARTICLE  21  (REGULATIONS  ON  MAINTENANCE  OF  THE  COMPANY  BUILDING)

1. According to this contract, any regulations on maintenance of the company building established by "A" is considered to be a part of the contract.

2. Any regulations on maintenance of the company building to be put into effect after its establishment takes effect with the announcement to "A" and "B" one month before.

ARTICLE  22  (APPLICATION  OF  GENERAL  LAW  AND  OTHER  REGULATIONS)

In the event where there is no regulation in this contract or disagreement on the interpretation of any ruling in the contract, the disparity will be decided by mutual agreement of "A" and "B". In the event no mutual agreement can be reached, commercial custom or general law will be applied.

ARTICLE  23  (JURISDICTION  OF  ACTION)

Any action arising from this contract will be governed by the court in "A"'s main office site.


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For  the purpose of proof of conclusion of this contract, 2 copies will be made, signed  by  the  respective  parties,  and  each  shall  keep  1  copy.

                              Year  Month  Date:

                         Lessor  (A)

                              Address:

                              Firm  name:

                              Name:

                         Lessee  (B)

                              Address:

                              Firm  name:

                              Name:


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